UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2009 (September 30, 2009)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2009, Howard S. Garfield was appointed the Chief Financial Officer and Treasurer of Behringer Harvard Multifamily REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”).  Effective on the same date, Mr. Garfield was appointed Chief Financial Officer of Behringer Harvard Multifamily Advisors I LP, our advisor, and of Behringer Harvard Multifamily Management Services, LLC, our property manager.  Mr. Garfield will continue as our Chief Accounting Officer, a position he has held since May 13, 2009. Mr. Garfield replaces Gary S. Bresky as our principal financial officer officer.  Mr. Bresky remains our Executive Vice President.

Mr. Garfield, 51, is also Senior Vice President — Finance of Harvard Property Trust, LLC, the general partner of our advisor, a position he has held since joining Behringer Harvard in February 2009.  Prior to joining Behringer Harvard, from April 2008 to February 2009, Mr. Garfield was Senior Vice President — Private Equity Real Estate Funds for Lehman Brothers Holdings Inc., formerly a New York Stock Exchange listed investment banking firm, where he was responsible for accounting and fund administration for certain private equity real estate funds sponsored by Lehman Brother Holdings Inc.   From 2006 to April 2008, Mr. Garfield was Executive Vice President and Chief Financial Officer of Homevestors of America, Inc., a privately held franchisor related to reselling single-family homes.  From 1998 to 2005, Mr. Garfield was Chief Financial Officer of Hillwood Development Corporation, a privately held real estate company.  Mr. Garfield received a Bachelor of Business Administration degree, summa cum laude, from the University of Texas at Austin.  Mr. Garfield is a certified public accountant in the State of Texas and a member of the National Association of Real Estate Companies.

Item 7.01	Regulation FD Disclosure.

On October 1, 2009, the Registrant began distribution of its 2009 Second Quarter Report Summary.  A copy of the 2009 Second Quarter Report Summary, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	2009 Second Quarter Report Summary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: October 1, 2009	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal

EXHIBIT INDEX

Exhibit No.	Description

99.1	2009 Second Quarter Report Summary.